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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

Date of Report (Date of earliest event reported) February 6, 2007


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


            INDIANA                   0-5534                35-0160330
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(State or other jurisdiction of    (Commission            (IRS Employer
  incorporation or organization)    File Number)        Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA              46204
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (317) 636-9800
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                                 NOT APPLICABLE
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         (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d- 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e- 4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2007, Baldwin & Lyons, Inc. ("the Company") issued a press release announcing certain director and executive officer changes resulting from the Company's regular board of directors meeting held February 6, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. It is incorporated by reference to Item 9.01 below as if fully set forth therein.

In accordance with Item 5.02(b), the Company announced the retirement of Mr. James W. Good, Executive Vice President and a director of the Company to be effective May 1, 2007. Mr. Good is also retiring as President and a director of the Company's wholly-owned subsidiary, Protective Insurance Company ("Protective") and a director of Protective's wholly-owned subsidiary, Sagamore Insurance Company ("Sagamore").

In accordance with Item 5.02(c), the Company announced the appointment of Mr. Joseph J. DeVito, age 55, as President and Chief Operating Officer of the Company effective February 6, 2007. Prior to this appointment, Mr. DeVito served as Executive Vice President and a director of the Company and President and a director of Sagamore and a director of Protective. Mr. DeVito has been employed by the Company since 1981. Mr. Gary W. Miller, who continues as Chairman and Chief Executive Officer of the Company, previously held the position of President and Chief Operating Officer of the Company.

A copy of this press release is also posted on the Company's website.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

         99.1  Baldwin & Lyons, Inc. press release dated February 7, 2007.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BALDWIN & LYONS, INC.



February 7, 2007                    By /S/ GARY W. MILLER
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                                       Gary W. Miller, Chairman
                                         and CEO
                                         (Chief Operating Officer)